UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  October 18, 2004

                           IT&E INTERNATIONAL GROUP
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                Nevada                   000-50095             27-0009939
   ----------------------------  ------------------------  --------------------
   (State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
    of Incorporation)                                       Identification
                                                            Number)

                       505 Lomas Santa Fe Drive, Suite 200
                           Solana Beach, California 92075
                 ----------------------------------------------------
                 (Address of principal executive offices)  (Zip Code)

                                  (858) 366-0970
                         ------------------------------
                          (Registrant's telephone number,
                               including area code)

                                    N/A
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On October 18, 2004, IT&E International Group (the "Company"), a Nevada corporation, entered into that certain Securities Purchase Agreement (the "Agreement") by and between the Company and Laurus Master Funds, Ltd., an accredited investor ("Laurus"). Pursuant to the Agreement, the Company sold to Laurus a Secured Convertible Term Note (the "Note") in an aggregate principal amount of $5,000,000 and issued a warrant to purchase up to 1,924,000 shares of the Company's common stock ("Common Stock"). The Company may issue to Laurus an additional note up to $2,000,000 prior to July 15, 2005. Such note, if any, will be governed by the terms and conditions of the Agreement. The funds from the Note will be used to pay off the Company's existing debt in the amount of $1,500,000 and for working capital; provided, however, $2,500,000 has been placed in a restricted cash account to be distributed in accordance with the terms and condition of the Restricted Account Agreement dated October 18, 2004, by and between the Company, Laurus and North Fork Bank (Exhibit 99.2). The Agreement also grants Laurus a right of first refusal to participate in any future issuance of debt or equity securities by the Company. In connection with the transaction, the Company paid to Laurus a fee equal to 3.5% of the aggregate principal amount of the Note. The Agreement, the Note and the Warrant are attached hereto as Exhibits 99.1, 4.1 and 4.2, respectively.

        The maturity date of the Note is October 18, 2007. The Note, including principal and interest, is convertible into shares of Common Stock at an initial conversion price of $0.75 per share, subject to certain adjustments, and is secured by the assets of the Company pursuant to the Security Agreement dated October 18, 2004, by and between the Company and Laurus (Exhibit 99.3). The Warrant is fully vested and exercisable at any time until October 18, 2011. The exercise price for the first 962,000 shares is $0.94 per shares and the exercise price for the second 962,000 shares is $1.12 per share, subject to certain adjustments.

         Pursuant to the terms of the Registration Rights Agreement dated October 18, 2004, by and between the Company and Laurus (Exhibit 4.3), the Company is obligated to file with the Securities and Exchange Commission a registration statement on Form S-3 to register for resale the shares of Common Stock issued upon conversion of the Note and exercise of the Warrant no later than November 17, 2004. In addition, the Registration Rights Agreement provides for certain piggyback registration rights.

      The issuances disclosed in this Item 1.01 were made to an accredited investor and were deemed to be exempt from registration under the Securities Act of 1933 in reliance upon Section 4(2) of the Securities Act of 1933 or Regulation D promulgated thereunder.


ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES


      The disclosure required pursuant to this Item is incorporated by reference from Item 1.01 above.

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ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

      (C) EXHIBITS

Exhibit Description

   No.

   4.1  Secured Convertible Term Note.
   4.2  Common Stock Purchase Warrant.
   4.3 Registration Rights Agreement dated October 18, 2004, by and between the Registrant and Laurus Master Fund Ltd.
   99.1 Securities Purchase Agreement dated October 18, 2004, by and between the Registrant and Laurus Master Fund Ltd.
   99.2 Restricted Account Agreement dated October 18, 2004, by and among the Registrant, North Fork Bank, and Laurus Master Fund, Ltd.
   99.3 Security Agreement dated October 18, 2004, by and between the Registrant and Laurus Master Fund Ltd.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:  October 21, 2004

                                           IT&E INTERNATIONAL GROUP

                                           By:  /s/ Peter R. Sollenne
                                           --------------------------------
                                                    Peter R. Sollenne
                                                    Chief Executive Officer

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                                 EXHIBIT INDEX


Exhibit Description

   No.

   4.1  Secured Convertible Term Note.
   4.2  Common Stock Purchase Warrant.
   4.3 Registration Rights Agreement dated October 18, 2004, by and between the Registrant and Laurus Master Fund Ltd.
   99.1 Securities Purchase Agreement dated October 18, 2004, by and between the Registrant and Laurus Master Fund Ltd.
   99.2 Restricted Account Agreement dated October 18, 2004, by and among the Registrant, North Fork Bank, and Laurus Master Fund, Ltd.
   99.3 Security Agreement dated October 18, 2004, by and between the Registrant and Laurus Master Fund Ltd.


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